Exhibit 99.906CERT

EXHIBIT 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, H. Bruce Bond, President (Principal Executive Officer) of PowerShares India Exchange-Traded Fund Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                       The Form N-CSR of the Registrant for the semi-annual period ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 9, 2008	/s/ H. Bruce Bond
H. Bruce Bond,
(principal executive officer)

EXHIBIT 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, H. Bruce Bond, President (Principal Executive Officer) of PowerShares India Exchange-Traded Fund Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Form N-CSR of the Registrant for the semi-annual period ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 9, 2008	/s/ Bruce Duncan
Bruce Duncan,
Treasurer (Principal Financial Officer)